UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21380
                                                     ---------

           Flaherty & Crumrine/Claymore Total Return Fund Incorporated
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 626-795-7300
                                                            ------------

                      Date of fiscal year end: November 30
                                               -----------

                   Date of reporting period: February 29, 2008
                                             -----------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.
The Schedule(s) of Investments is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the Shareholders of the Flaherty & Crumrine/Claymore Total Return Fund:

      The Fund's performance during the first fiscal quarter of 2008, which ended on February 29th, is summarized below:

            Total Return on Net Asset Value 1:           - 2.0%
            Total Return on Market Value 2:              + 5.3%

      While these returns were not impressive on an absolute basis, they actually were quite good given the turbulent securities markets we saw during the quarter. We believe the Fund's portfolio of investments remains sound and will continue to provide common stock shareholders with high current income.

      Conditions in the financial markets remain difficult as many of the adverse trends that surfaced in the second half of 2007 have persisted during the first few months of 2008. The dramatic downturn in the housing market is clearly at the root of our current economic problems. The housing bubble, fueled by lenders willing to fund anyone who could fog a mirror, is correcting itself at a jarring pace. In addition, the impact has been magnified because the alchemists of Wall Street, with an assist from the rating agencies, took these leaden mortgages and turned them not into gold, but rather into an alphabet soup of mortgage-backed securities, some of which turned out to be toxic waste.

      The Fund never invested in these structured mortgage products, but we did underestimate the impact they would have on many of the companies we own. Since the beginning of the credit crisis last year, financial companies have written off more than $200 billion of bad loans and investments, and they have lost about 27.4% 3 of their equity market value. While common equity holders will ultimately bear the brunt of these losses, the preferred securities of many financial companies have fallen sharply in market price. Financial companies comprise more than 75% of the preferred security universe, and, given the mandate of the Fund, the portfolio will always own a lot of these financial issues.

      As of February 29th, 57.2% of the portfolio was invested in preferred securities of the financial sector. Commercial banks comprised 29% of the total portfolio, along with 8% in finance companies (including investment banks and brokers), 20% in insurance companies and 0.2% in the housing agencies Freddie Mac and Fannie Mae. The remainder of the portfolio is mostly utilities, other energy companies, and cash.

      Another topic in the news recently is the collapse of the auction rate preferred market. A wide range of entities have issued this type of security, and for years it was an effective way to borrow money. Last fall, the auction process began to break down. In February the auction market suddenly collapsed and the long-term viability of the product became in doubt.

      Many closed-end funds have issued auction rate preferred as a means to enhance income for the common shareholders. Historically, rates PAID by the Fund (on the preferred stock) have been well below what the Fund EARNS on its investments.

----------

1 Based on monthly data provided by Lipper Inc. in each calendar month during the quarter. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which may differ from other methodology used elsewhere in this report.
2 Based on Bloomberg data; distributions are assumed to be reinvested at market price.
3 The return on the Standard and Poor's 500 Financial index for the period 6/30/07 through 2/29/08, price change only.

      As you know, FLC employs leverage and therefore has two classes of shareholders--common stock and auction market preferred stock. Both share in the income generated by the investment portfolio, but in a different way. The amount paid to holders of the preferred stock is determined periodically via a Dutch auction process. These auctions are designed to determine a rate that will "clear" the market, i.e., attract enough buyers to absorb any shares being sold. There is, however, a maximum rate at each auction based on a formula. If the maximum rate is not sufficient to attract enough buyers, the auction is said to "fail" and holders wishing to sell cannot. The terminology is unfortunate: a "failed" auction means sellers can't sell, but it has nothing to do with the Fund's ability to distribute income.

      The dividend paid to common stock shareholders is simply the income left over after paying preferred stock dividends and other expenses of the Fund. Thus, the higher the rates paid by the Fund on its preferred stock, the less income available for common shareholders. Under current market conditions, even with preferred stock dividends being at the current maximum rate, THE YIELD EARNED ON THE PORTFOLIO REMAINS WELL ABOVE THE COST OF LEVERAGE.

      The breakdown of the auction market is a symptom of a larger malady affecting financial markets--illiquidity. Just as banks and other traditional lenders have dramatically cut back on making certain types of loans, investors have become much less willing to part with cash. Since July 2007, additions to money market funds (a substitute for cash) have increased by nearly one trillion dollars.

      And while many are hoarding cash, others are scrambling to raise it. It is clear that as a nation we had purchased too many things with borrowed money. This was obviously the case in the housing market, and now many homeowners are being forced to sell. In the securities markets, it has become apparent that many hedge funds and other investment firms were operating without sufficient capital and are also being forced to sell assets. There is ample evidence that in aggregate, hedge funds have been shrinking their investment portfolios, and we have observed several of our trading partners at brokerage firms aggressively trying to reduce their trading positions.

      Another source of selling pressure has come from a steady supply of new issues, as companies have sought to shore up their balance sheets after taking big write downs. It wasn't long ago that the decision to issue new equity, whether common or preferred, was based on strategic or opportunistic factors. Now, many companies are being forced to issue to rebuild capital for defensive reasons, and they are paying rates that are historically high (in relation to risk-free U.S. Treasury securities).

      Every financial bubble eventually bursts and asset prices fall to sustainable levels. Tulips and dot-com companies are one thing, but the U.S. housing market is a whole different ballgame in terms of its economic impact. In order for the U.S. economy to avoid a deep and lasting recession, the housing sector will need to stabilize. For this to happen, the glut of homes for sale must shrink. This in turn will likely require some relief for over-extended borrowers and a return to more normal mortgage markets. For that to happen, home prices will need to fall to a "clearing" level that certainly is lower than today's prices. However, lower home prices, while necessary, may amplify current economic weakness. Needless to say, the path to economic recovery will be bumpy and hard to navigate.

      We are cautiously optimistic that the extraordinary steps taken by the Federal Reserve Bank will be effective in avoiding a severe economic downturn. The Fed's objective is to make certain that capital markets in general, and the banking system in particular, are functioning properly and providing adequate liquidity to businesses and individuals. The financial system is far more complex today than just a few years ago, making the Fed's job much more difficult. We encourage you to read our Quarterly Economic Update on the Fund's website for a more detailed discussion of current conditions in the housing sector and our thoughts on the economy in general.

      Our job remains the same--research each and every credit in the portfolio, and try to construct the best portfolio of securities that will enable the Fund to meet its objectives. While market sentiment is certainly depressed at the moment, we see tremendous long-term value in preferred securities at today's prices.

      During periods of unusual market volatility, these letters provide a welcome opportunity to step back and discuss a wide variety of items affecting your Fund. Some of these deserve more attention than space here allows and are covered in greater depth on the Fund's website. Other situations, like the status of our auction preferred stock, are rapidly changing, and we'll post to the website as much up-to-date information as possible.

      We may never know the origins of the old curse "may you live in interesting times," but whoever coined it certainly got his wish.

           Sincerely,

           /s/ Donald F. Crumrine            /s/ Robert M. Ettinger

           Donald F. Crumrine                Robert M. Ettinger
           Chairman of the Board             President

April 9, 2008

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OVERVIEW
FEBRUARY 29, 2008 (UNAUDITED)
-----------------------------------------------------------

FUND STATISTICS ON 02/29/08
--------------------------------------------------------------------------------
Net Asset Value                                                     $     18.92
Market Price                                                        $     17.50
Discount                                                                   7.51%
Yield on Market Price                                                      8.91%
Common Stock Shares Outstanding                                       9,776,333

MOODY'S RATINGS                                                   % OF PORTFOLIO
--------------------------------------------------------------------------------
AA                                                                          5.2%
A                                                                          15.8%
BBB                                                                        52.6%
BB                                                                         17.6%
Below "BB"                                                                  1.5%
Not Rated                                                                   3.8%
--------------------------------------------------------------------------------
Below Investment Grade*                                                    17.3%

*     BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Banking                                                                      29%
Utilities                                                                    26%
Insurance                                                                    20%
Financial Services                                                            8%
Energy                                                                        7%
REITs                                                                         4%
Other                                                                         6%

TOP 10 HOLDINGS BY ISSUER                                         % OF PORTFOLIO
--------------------------------------------------------------------------------
Midamerican Energy                                                     5.4%
Banco Santander                                                        4.3%
Liberty Mutual Group                                                   4.0%
Entergy Louisiana                                                      3.8%
AON Corp                                                               3.1%
Wisconsin Energy                                                       2.8%
Wachovia Corp                                                          2.7%
Merrill Lynch                                                          2.6%
Nexen                                                                  2.5%
National City                                                          2.4%

                                                                % OF PORTFOLIO**
--------------------------------------------------------------------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals          26%
Holdings Generating Income Eligible for the Corporate Dividend
   Received Deduction (DRD)                                                  18%
--------------------------------------------------------------------------------

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
PREFERRED SECURITIES -- 79.4%
                  BANKING -- 28.7%
------------------------------------------------------------------------------------------------------------------------------------
$     5,750,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B .......................................   $      6,131,800
                  Banco Santander:
        381,000      6.50% Pfd. ...........................................................................          8,417,738**(1)
        214,920      6.80% Pfd. ...........................................................................          4,949,887**(1)
$       500,000   Bank of America Corp., 8.00% ............................................................            518,600*
$     8,965,000   Capital One Capital III, 7.686% 08/15/36 ................................................          6,850,156
$     6,800,000   CBG Florida REIT Corporation, 7.114%, 144A**** ..........................................          5,106,800
         52,000   Citigroup Capital VIII, 6.95% Pfd. 09/15/31 .............................................          1,246,378
         88,250   Citigroup, Inc., 8.125% Pfd., Series AA .................................................          2,249,493*
         40,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ...........................................            871,252
         40,000   Cobank, ACB, 7.00% Pfd., 144A**** .......................................................          2,000,800*
         22,800   Colonial Capital Trust IV, 7.875% Pfd. ..................................................            547,200(2)
$     6,263,000   Comerica Capital Trust II, 6.576% 02/20/37 ..............................................          4,452,367
          7,000   FBOP Corporation, Adj. Rate Pfd., 144A**** ..............................................          6,545,000*
$       400,000   First Empire Capital Trust I, 8.234% 02/01/27 ...........................................            416,288
$     1,900,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B .....................................          1,983,429(1)
$       100,000   First Tennessee Capital I, 8.07% 01/06/27, Series A .....................................            104,179
              2   FT Real Estate Securities Company, 9.50% Pfd., 144A**** .................................          2,246,330
$     1,000,000   HBOS PLC, 6.657%, 144A**** ..............................................................            796,400**(1)
$       855,000   HSBC USA Capital Trust II, 8.38% 05/15/27, 144A**** .....................................            894,333(1)
$       662,000   JPMorgan Chase Capital XXIII, Adj. Rate 05/15/47 ........................................            503,120
         82,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 .................................................          1,829,625
          4,995   National City Capital Trust II, 6.625% Pfd. 11/15/36 ....................................            104,271
         40,000   National City Corporation, 9.875% Pfd. ..................................................          1,077,600*
$     3,000,000   National City Preferred Capital Trust I, 12.00% .........................................          3,099,300
        151,059   PFGI Capital Corporation, 7.75% Pfd. ....................................................          3,308,192
$     1,000,000   PNC Preferred Funding Trust III, 8.70%, 144A**** ........................................            999,900
$       700,000   Regions Financing Trust II, 6.625% 05/15/47 .............................................            547,366
                  Roslyn Real Estate:
             25      8.95% Pfd., Series C, 144A**** .......................................................          2,603,401
             10      Adj. Rate Pfd., Series D, 144A**** ...................................................          1,008,125
         33,100   Sovereign Bancorp, 7.30% Pfd., Series C .................................................            763,369*
        191,525   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ..........................................          4,428,537
$     1,000,000   Sovereign Capital Trust VI, 7.908% 06/13/36 .............................................            825,500
                  U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
             15      Series 2006-5, Variable Rate Pfd., 144A**** ..........................................              7,500*+
             15      Series 2006-6, Variable Rate Pfd., 144A**** ..........................................              7,500*+
$       670,000   Wachovia Capital Trust V, 7.965% 06/01/27, 144A**** .....................................            677,236

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
PREFERRED SECURITIES -- (CONTINUED)
                  BANKING -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                  Wachovia Corporation:
$     2,000,000      7.98% ................................................................................   $      2,083,514*
         80,000      8.00% Pfd., Series J .................................................................          2,051,200*
        145,100   Wachovia Preferred Funding, 7.25% Pfd., Series A ........................................          3,700,050
$     2,000,000   Washington Mutual Preferred Funding IV, 9.75%, 144A**** .................................          1,722,556
$     2,800,000   Webster Capital Trust IV, 7.65% 06/15/37 ................................................          2,179,520
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    89,855,812
                                                                                                              ----------------
                  FINANCIAL SERVICES -- 6.2%
------------------------------------------------------------------------------------------------------------------------------------
                  CIT Group, Inc.:
         13,900      5.189% Pfd., Series B ................................................................            953,888*
$     3,250,000      6.10% 03/15/67 .......................................................................          2,311,075
         60,000      6.35% Pfd., Series A .................................................................          1,228,128*
         23,898   First Republic Bank, 7.25% Pfd. .........................................................            541,440
          2,000   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** .....................          2,167,220
                  Goldman Sachs:
         28,000      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 .......................................            529,376
          1,500      STRIPES Custodial Receipts, Pvt. .....................................................            757,500*
$     3,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ......................................          2,579,310
        100,000   Lehman Brothers Holdings, Inc., 7.95% Pfd. ..............................................          2,493,000*
                  Merrill Lynch:
        160,000      6.25% Pfd. ...........................................................................          3,728,000*
         80,000      Adj. Rate Pfd., Series 5 .............................................................          1,357,504*
         20,000      Fixed Income Pass-Through 2007-A, Cl. B, Adj. Rate Pfd., 144A**** ....................                200*+
          3,000      Series II STRIPES Custodial Receipts, Pvt. ...........................................            255,000*+
         11,000   SLM Corporation, Adj. Rate Pfd., Series B ...............................................            646,250*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    19,547,891
                                                                                                              ----------------
                  INSURANCE -- 15.1%
------------------------------------------------------------------------------------------------------------------------------------
        189,680   ACE Ltd., 7.80% Pfd., Series C ..........................................................          4,730,145**(1)
$     2,305,000   AMBAC Financial Group, Inc., 6.15% 02/15/37 .............................................          1,363,868
$     9,511,000   AON Capital Trust A, 8.205% 01/01/27 ....................................................          9,804,281
                  Arch Capital Group Ltd.:
         28,650      7.875% Pfd., Series B ................................................................            721,622**(1)
         47,100      8.00% Pfd., Series A .................................................................          1,214,299**(1)
$     3,000,000   AXA SA, 6.379%, 144A**** ................................................................          2,430,975**(1)
                  Axis Capital Holdings:
         58,350      7.25% Pfd., Series A .................................................................          1,421,552**(1)
         56,600      7.50% Pfd., Series B .................................................................          5,496,992(1)

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
PREFERRED SECURITIES -- (CONTINUED)
                  INSURANCE -- (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
        160,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ............................................   $      3,564,800
$     5,220,000   Everest Re Holdings, 6.60% 05/15/37 .....................................................          4,443,786
$     6,500,000   Liberty Mutual Group, 7.80% 03/15/37, 144A**** ..........................................          5,413,200
$       300,000   PartnerRe Finance II, 6.44% 12/01/66 ....................................................            254,071(1)
        109,000   Scottish Re Group Ltd., 7.25% Pfd. ......................................................          1,090,000**(1)
$     3,615,000   USF&G Capital, 8.312% 07/01/46, 144A**** ................................................          3,993,490
$     1,500,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** .......................................          1,359,511(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    47,302,592
                                                                                                              ----------------
                  UTILITIES -- 21.7%
------------------------------------------------------------------------------------------------------------------------------------
         33,700   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ...............................          3,299,904*
        347,000   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ........................................         16,812,150
$       500,000   COMED Financing II, 8.50% 01/15/27, Series B ............................................            519,100
$     2,375,000   COMED Financing III, 6.35% 03/15/33 .....................................................          1,884,088
$     4,500,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 ......................................          4,649,400
$       750,000   Dominion Resources, Inc., 7.50% .........................................................            720,375
        145,000   Entergy Arkansas, Inc., 6.45% Pfd. ......................................................          3,632,250*
         50,000   Entergy Louisiana, Inc., 6.95% Pfd. .....................................................          4,975,000*
        133,500   FPC Capital I, 7.10% Pfd., Series A .....................................................          3,279,094
                  FPL Group Capital, Inc.:
$       750,000      6.35% 10/01/66 .......................................................................            691,450
$       750,000      6.65% 06/15/67 .......................................................................            702,826
         30,445   Indianapolis Power & Light Company, 5.65% Pfd. ..........................................          2,648,715*
                  Interstate Power & Light Company:
         86,300      7.10% Pfd., Series C .................................................................          2,214,458*
         38,600      8.375% Pfd., Series B ................................................................          1,147,964*
$     5,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 ............................................          4,013,000
$     3,250,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ...............................................          2,891,525
        130,550   Southern Union Company, 7.55% Pfd. ......................................................          3,305,526*
         10,000   Southwest Gas Capital II, 7.70% Pfd. ....................................................            250,000(2)
          5,000   Union Electric Company, $7.64 Pfd. ......................................................            503,500*
          5,000   Virginia Electric & Power Company, $6.98 Pfd. ...........................................            509,100*
        101,200   Virginia Power Capital Trust, 7.375% Pfd. 07/30/42 ......................................          2,555,300(3)
$     5,200,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ............................................          4,739,228
         85,137   Wisconsin Power & Light Company, 6.50% Pfd. .............................................          2,112,462*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    68,056,415
                                                                                                              ----------------

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
PREFERRED SECURITIES -- (CONTINUED)
                  ENERGY -- 2.3%
------------------------------------------------------------------------------------------------------------------------------------
$     1,400,000   Enbridge Energy Partners LP, 8.05% 10/01/37 .............................................   $      1,332,422
                  Enterprise Products Partners:
$     4,000,000      7.034% 01/15/68 ......................................................................          3,470,016
$     2,000,000      8.375% 08/01/66 ......................................................................          1,966,768
            500   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** ............................................            502,200*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     7,271,406
                                                                                                              ----------------
                  REAL ESTATE INVESTMENT TRUST (REIT) -- 3.5%
------------------------------------------------------------------------------------------------------------------------------------
         80,000   Duke Realty Corporation, 8.375% Pfd., Series O ..........................................          1,996,800
                  PS Business Parks, Inc.:
         25,400      6.70% Pfd., Series P .................................................................            532,608(2)
          5,700      6.875% Pfd., Series I ................................................................            124,331
          4,500      7.00% Pfd., Series H .................................................................             98,860
         58,120      7.20% Pfd., Series M .................................................................          1,314,965
         24,038      7.375% Pfd., Series O ................................................................            553,626
         52,500      7.60% Pfd., Series L .................................................................          1,209,143
         34,500      7.95% Pfd., Series K .................................................................            854,955
                  Public Storage, Inc.:
         21,650      6.45% Pfd., Series F .................................................................            479,006(2)
        105,080      6.625% Pfd., Series M ................................................................          2,374,156
         22,100      6.75% Pfd., Series E .................................................................            505,537
         30,000      6.85% Pfd., Series Y .................................................................            673,800
         15,020      7.25% Pfd., Series K .................................................................            371,276(2)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    11,089,063
                                                                                                              ----------------
                  MISCELLANEOUS INDUSTRIES -- 1.7%
------------------------------------------------------------------------------------------------------------------------------------
          1,395   Centaur Funding Corporation, 9.08% Pfd. 04/21/20, 144A**** ..............................          1,449,879
         40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** .....................................          3,797,600*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     5,247,479
                                                                                                              ----------------
                  U.S. GOVERNMENT SECURITIES -- 0.2%
------------------------------------------------------------------------------------------------------------------------------------
         25,000   Fannie Mae, 8.25% Pfd. ..................................................................            642,250*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       642,250
                                                                                                              ----------------
                     TOTAL PREFERRED SECURITIES
                     (Cost $271,821,396) ..................................................................        249,012,908
                                                                                                              ----------------

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                     -----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
CORPORATE DEBT SECURITIES -- 17.2%
                  FINANCIAL SERVICES -- 1.4%
------------------------------------------------------------------------------------------------------------------------------------
$     4,812,159   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** .....................   $      4,294,371
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     4,294,371
                                                                                                              ----------------
                  INSURANCE -- 4.7%
------------------------------------------------------------------------------------------------------------------------------------
         15,000   AAG Holding Company, Inc., 7.25% Pfd.....................................................            333,150
         20,000   American Financial Group, Inc., 7.125% 02/03/34, Senior Note ............................            473,800
$     7,577,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** .....................................          7,089,935
$     7,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .................................          6,901,020
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    14,797,905
                                                                                                              ----------------
                  UTILITIES -- 4.4%
------------------------------------------------------------------------------------------------------------------------------------
         27,200   Corp-Backed Trust Certificates, 7.875% 02/15/32, Series Duke Capital ....................            680,000
$     1,000,000   Duke Capital Corporation, 8.00% 10/01/19, Senior Notes ..................................          1,149,225
                  Entergy Louisiana LLC:
$     7,062,000      6.30% 09/01/35, 1st Mortgage .........................................................          6,662,150
          9,200      7.60% 04/01/32, 1st Mortgage .........................................................            234,313
$     1,015,000   Westar Energy, Inc., 5.95% 01/01/35 .....................................................            952,260
$     4,000,000   Wisconsin Electric Power Company, 6.875% 12/01/95 .......................................          4,195,200
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    13,873,148
                                                                                                              ----------------
                  ENERGY -- 4.6%
------------------------------------------------------------------------------------------------------------------------------------
$     2,500,000   KN Energy, Inc., 7.45% 03/01/98 .........................................................          2,287,500
        328,300   Nexen, Inc., 7.35% Subordinated Notes ...................................................          7,899,719(1)
$     4,000,000   Noble Energy, Inc., 7.25% 08/01/97 ......................................................          4,053,600
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    14,240,819
                                                                                                              ----------------
                  MISCELLANEOUS INDUSTRIES -- 2.1%
------------------------------------------------------------------------------------------------------------------------------------
         16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint ...........................            317,625
         19,625   Ford Motor Company, 7.50% 06/10/43, Senior Notes ........................................            322,586
$     4,265,000   General Motors Corporation, 8.80% 03/01/21 ..............................................          3,518,625
                  Pulte Homes, Inc.:
         25,844      7.375% 06/01/46 ......................................................................            511,228(2)
$     2,160,000      7.875% 06/15/32 ......................................................................          1,945,080
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     6,615,144
                                                                                                              ----------------
                     TOTAL CORPORATE DEBT SECURITIES
                     (Cost $57,763,074)....................................................................         53,821,387
                                                                                                              ----------------

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2008 (UNAUDITED)
-----------------------------------------------------------

SHARES/$ PAR                                                                                                        VALUE
---------------                                                                                               ----------------
                  OPTION CONTRACTS -- 0.2%
------------------------------------------------------------------------------------------------------------------------------------
            100   April Call Options on June U.S. Treasury Bond Futures, Expiring 03/20/08 ................   $         18,750+
            200   June Call Options on June U.S. Treasury Bond Futures, Expiring 05/23/08 .................            346,875+
            556   June Put Options on June U.S. Treasury Bond Futures, Expiring 05/23/08 ..................            121,625+
------------------------------------------------------------------------------------------------------------------------------
                     TOTAL OPTION CONTRACTS
                     (Cost $391,006) ......................................................................            487,250
                                                                                                              ----------------
MONEY MARKET FUND -- 2.0%
------------------------------------------------------------------------------------------------------------------------------------
      6,421,577   BlackRock Provident Institutional, TempFund .............................................          6,421,577
------------------------------------------------------------------------------------------------------------------------------
                     TOTAL MONEY MARKET FUND
                     (Cost $6,421,577) ....................................................................          6,421,577
                                                                                                              ----------------
SECURITIES LENDING COLLATERAL -- 0.3%
------------------------------------------------------------------------------------------------------------------------------------
        983,280   BlackRock Institutional Money Market Trust ..............................................            983,280
------------------------------------------------------------------------------------------------------------------------------
                     TOTAL SECURITIES LENDING COLLATERAL
                     (Cost $983,280) ......................................................................            983,280
                                                                                                              ----------------

TOTAL INVESTMENTS (Cost $337,380,333***) .......................................................     99.1%         310,726,402
OTHER ASSETS AND LIABILITIES (Net) .............................................................      0.9%           2,766,727
                                                                                                   ------     ----------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED STOCK .................................    100.0%++  $    313,493,129
                                                                                                   ------     ----------------
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ....................................................       (128,500,000)
                                                                                                              ----------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ................................................................   $    184,993,129
                                                                                                              ================

* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**    Securities distributing Qualified Dividend Income only.
***   Aggregate cost of securities held.
**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(1)   Foreign Issuer.
(2)   All or a portion of this security is on loan.
(3) A portion of this security has been pledged as collateral for written option positions.
+     Non-income producing.
++ The percentage shown for each investment category is the total value of that category as a percentage of net assets available to Common and Preferred Stock.

         ABBREVIATIONS:
PFD.  -- Preferred Securities
PVT.  -- Private Placement Securities

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                   FEBRUARY 29, 2008 (UNAUDITED)
                    ------------------------------------------------------------

OPEN OPTION CONTRACTS WRITTEN

CONTRACTS                                           CONTRACT DESCRIPTION                                            VALUE
---------------   -----------------------------------------------------------------------------------------   ----------------
            100   April Call Options on June U.S. Treasury Bond Futures,
                     Expiring 03/20/08, Strike Price 120 ..................................................   $       (103,125)+
            200   June Call Options on June U.S. Treasury Bond Futures,
                     Expiring 05/23/08, Strike Price 118 ..................................................           (684,375)+
------------------------------------------------------------------------------------------------------------------------------
                  TOTAL OPEN OPTION CONTRACTS WRITTEN (premiums received: $539,201) .......................           (787,500)

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
FOR THE PERIOD FROM DECEMBER 1, 2007 THROUGH FEBRUARY 29, 2008 (UNAUDITED)
--------------------------------------------------------------------------

                                                                                                                    VALUE
                                                                                                              ----------------
OPERATIONS:
   Net investment income ..................................................................................   $      5,308,040
   Net realized gain/(loss) on investments sold during the period .........................................         (2,396,674)
   Change in net unrealized appreciation/depreciation of investments ......................................         (5,152,485)
   Distributions to AMPS* Shareholders from net investment income, including changes in accumulated
      undeclared distributions ............................................................................         (1,689,825)
                                                                                                              ----------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................         (3,930,944)

DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock Shareholders(2) ..............................         (3,812,770)
                                                                                                              ----------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .......................................................         (3,812,770)

FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan .....................                 --
                                                                                                              ----------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING FROM FUND SHARE TRANSACTIONS ............                 --
                                                                                                              ----------------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD .......................................   $     (7,743,714)
                                                                                                              ================

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period ....................................................................................   $    192,736,843
   Net decrease in net assets during the period ...........................................................         (7,743,714)
                                                                                                              ----------------
   End of period ..........................................................................................   $    184,993,129
                                                                                                              ================

----------
*     Auction Market Preferred Stock.
(1) These tables summarize the three months ended February 29, 2008 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2007.
(2)   May include income earned, but not paid out, in prior fiscal year.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                         FINANCIAL HIGHLIGHTS(1)
      FOR THE PERIOD FROM DECEMBER 1, 2007 THROUGH FEBRUARY 29, 2008 (UNAUDITED)
                     FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT THE PERIOD.
      --------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period ...................................................................   $          19.71
                                                                                                              ----------------
INVESTMENT OPERATIONS:
   Net investment income ..................................................................................               0.54
   Net realized and unrealized gain/(loss) on investments .................................................              (0.77)

DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
   From net investment income .............................................................................              (0.17)
                                                                                                              ----------------
   Total from investment operations .......................................................................              (0.40)
                                                                                                              ----------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   From net investment income .............................................................................              (0.39)
                                                                                                              ----------------
   Total distributions to Common Stock Shareholders .......................................................              (0.39)
                                                                                                              ----------------
   Net asset value, end of period .........................................................................   $          18.92
                                                                                                              ================
   Market value, end of period ............................................................................   $          17.50
                                                                                                              ================
   Common Stock shares outstanding, end of period .........................................................          9,776,333
                                                                                                              ================

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
   Net investment income+ .................................................................................               7.76%**
   Operating expenses .....................................................................................               1.70%**

--------------------------------------------------------------------------------
SUPPLEMENTAL DATA:++
   Portfolio turnover rate ................................................................................                 12%***
   Total net assets available to Common and Preferred Stock, end of period (in 000's) .....................   $        313,493
   Ratio of operating expenses to total average net assets available to Common and Preferred Stock ........               1.01%**

(1) These tables summarize the three months ended February 29, 2008 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2007.
*     Auction Market Preferred Stock.
**    Annualized.
***   Not annualized.
+ The net investment income ratios reflect income net of operating expenses and payments to AMPS* Shareholders.
++    Information presented under heading Supplemental Data includes AMPS*.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)
-----------------------------------------------------------

                             TOTAL                                   DIVIDEND
                           DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                              PAID       VALUE     CLOSING PRICE     PRICE (1)
                           ---------   ---------   -------------   ------------
December 31, 2007 ......   $  0.1300   $  18.98      $  16.88       $   16.96
January 31, 2008 .......      0.1300      19.35         17.97           18.09
February 29, 2008 ......      0.1300      18.92         17.50           17.52

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                     -----------------------------------------------------------

1.    AGGREGATE INFORMATION FOR FEDERAL INCOME TAX PURPOSES

      At February 29, 2008 the aggregate cost of securities for federal income tax purposes was $338,227,867, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,591,233 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $30,092,698.

2.    ADDITIONAL ACCOUNTING STANDARDS

      ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 "FAIR VALUE MEASUREMENTS" ("FAS 157")

      In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

      o     Level 1 - quoted prices in active markets for identical securities
      o     Level 2 - other  significant  observable  inputs  (including  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      o     Level 3 - significant  unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of February 29, 2008 is as follows:

                                                                OTHER FINANCIAL
                                                                  INSTRUMENTS
                                                 INVESTMENTS      (UNREALIZED
                                                IN SECURITIES    APPRECIATION/
VALUATION INPUTS                               (MARKET VALUE)    DEPRECIATION)*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices -   Investments .....   $   78,274,780   $           --
Level 1 - Quoted Prices - Written Options ...         (787,500)              --
Level 2 - Other Significant Observable
             Inputs .........................      224,594,661               --
Level 3 - Significant Unobservable Inputs ...        6,873,681               --
--------------------------------------------------------------------------------
TOTAL .......................................   $  308,955,622   $           --

      * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of February 29, 2008 the Fund does not have any other financial instruments.

--------------------------------------------------------------------------------
Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------

      Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                OTHER FINANCIAL
                                                                  INSTRUMENTS
                                                 INVESTMENTS      (UNREALIZED
                                                IN SECURITIES    APPRECIATION/
                                               (MARKET VALUE)    DEPRECIATION)
--------------------------------------------------------------------------------
BALANCE AS OF 11/30/07 .....................   $    6,945,554   $            --
Accrued discounts/premiums .................               --                --
Realized gain (loss) .......................               --                --
Change in unrealized appreciation
   (depreciation) ..........................          (71,873)               --
Net purchases (sales) ......................               --                --
Transfers in and/or out of Level 3 .........               --                --
--------------------------------------------------------------------------------
BALANCE AS OF 2/29/08 ......................   $    6,873,681   $            --

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DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Nicholas Dalmaso
      Vice President and Assistant Secretary
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN
   FUND?
   o  If your shares are held in a Brokerage Account, contact your Broker.
   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

                            PFPC Inc. 1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                           Flaherty & Crumrine/Claymore
                    [LOGO] ============================
                                 TOTAL RETURN FUND

                                    Quarterly
                                     Report

                                February 29, 2008

                               www.fcclaymore.com

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine/Claymore Total Return Fund Incorporated
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Donald F. Crumrine
                         -------------------------------------------------------
                         Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                         (principal executive officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ R. Eric Chadwick
                         -------------------------------------------------------
                         R. Eric Chadwick, Chief Financial Officer,
                         Treasurer and Vice President (principal
                         financial officer)

Date                     April 18, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.